UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 16, 2023

MEDMEN ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-56199	98-1431779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8740 S Sepulveda Blvd, Suite 105, Los Angeles, California 90045
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(424) 330-2082

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.2    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On May 16, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) and management (the "Management") of MedMen Enterprises Inc. (the "Company", "we", "us", "our") concluded that a restatement of the Company’s previously issued (i) audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 25, 2022, filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2022 (the “2022 Form 10-K”), and (ii) unaudited interim consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the period ended December 24, 2022, filed with the SEC on February 2, 2023 (the "Q2 2023 Form 10-Q" and together with the 2022 Form 10-K, the "Prior Reports" and the fiscal periods covered thereby the "Prior Periods") would be required to correct certain errors reflected in the Prior Reports as described below. In addition, a restatement of the audited consolidated balance sheet as of the fiscal year ended June 25, 2022 included in the Company’s Quarterly Report on Form 10-Q for the period ended September 24, 2022, filed with the SEC on November 3, 2022 (the “Q1 2023 Form 10-Q”), would also be required to correct the errors as described below. Accordingly, neither the Company’s previously issued audited consolidated financial statements as of and for the fiscal year ended June 25, 2022 and unaudited consolidated financial statements as of and for the six months ended December 24, 2022 nor the previously issued audited consolidated balance sheet as of the fiscal year ended June 25, 2022 as reflected in the Q1 2023 Form 10-Q should be relied upon. The Audit Committee and Management discussed the matters disclosed herein with MNP LLP, the Company's former independent registered public accounting firm (the "Predecessor Auditor"), and with Marcum LLP, the Company's current independent registered public accounting firm (the "Successor Auditor").
In connection with the Company’s process in preparing its financial statements for the periods ended September 24, 2022, December 24, 2022 and March 25, 2023, Management identified errors related to impairment expenses that should have been disclosed in the footnotes of the financial statements for the Prior Periods. In addition, Management also identified errors related to general and administrative expenses, cost of goods sold and depreciation and amortization expense. The errors in general and administrative expenses related to accrued expenses that had been paid for and the accrual was not released causing a duplicate expense recorded. The error in cost of goods sold related to an accumulation of discrepancies in the reconciliation of intercompany transactions resulting in duplicate expenses in cost of goods sold. The errors in depreciation and amortization related to termination of leases that continued to be depreciated after the termination date.
The adjustments below are the Company's current good faith estimates pending the completion of the Company's account reconciliation control through the fiscal year ended July 1, 2023 and any audit procedures the Successor Auditor is required to perform on the error corrections impacting each of the Prior Reports.
The net impact of these estimated adjustments on the Company's audited consolidated statement of operations for the fiscal year ended June 25, 2022 is expected to be approximately as follows (in millions):

Description of Error	Amount of Error When Corrected Will (Decrease) Increase Corresponding Statement of Operations Line Caption
Overstatement of cost of goods sold	$(3.7)
Overstatement of general and administrative expenses	$(3.4)
Overstatement of depreciation and amortization	$(1.5)
Understatement of impairment expense	$3.7
Impact on net loss from continuing operations	$(4.9)
Impact on net loss from discontinuing operations	$1.5
Impact on net loss	$(3.4)

As a result of the estimated total adjustments included above, the Company noted that corresponding adjustments to its audited consolidated balance sheet as of June 25, 2022 as reflected in the Company's 2022 Form 10-K, Q1 2023 Form 10-Q and Q2 2023 Form 10-Q were necessary as follows (in millions):

Description of Error	Amount of Error When Corrected Will (Decrease) Increase Corresponding Balance Sheet Line Caption
Overstatement of other current assets	$(1.1)
Overstatement of operating leases right-of-use assets	$(4.8)
Overstatement of property and equipment, net	$(3.1)
Understatement of intangible assets, net	$5.2
Understatement of other non-current assets	$1.2
Overstatement of accounts payable and accrued expenses	$(5.8)
Overstatement of accumulated deficit	$3.4
The net impact of these estimated adjustments on the Company's unaudited interim consolidated statement of operations for the three months ended December 24, 2022 is expected to be approximately as follows (in millions):

Description of Error	Amount of Error When Corrected Will (Decrease) Increase Corresponding Statement of Operations Line Caption
Overstatement of cost of goods sold	$(3.7)
Overstatement of general and administrative expenses	$(0.4)
Understatement of impairment expense	$3.6
Impact on net loss from continuing operations	$(0.5)
Impact on net loss	$(0.5)
The net impact of these estimated adjustments on the Company's unaudited interim consolidated statement of operations for the six months ended December 24, 2022 is expected to be approximately as follows (in millions):

Description of Error	Amount of Error When Corrected Will (Decrease) Increase Corresponding Statement of Operations Line Caption
Overstatement of cost of goods sold	$(3.7)
Overstatement of general and administrative expenses	$(0.4)
Understatement of impairment expense	$4.1
Impact on net loss from continuing operations	$—
Impact on net loss	$—
The Company intends to reflect the restatement of the Prior Periods in amendments to its Prior Reports and the Q1 2023 Form 10-Q, which the Company intends to file as soon as reasonably practicable. The Company is required to file its Form 10-Q for the period ended March 25, 2023 on or about the same time the Company files its Form 10-K for the fiscal year ending July 1, 2023, which will allow the Successor Auditor to perform its required audit procedures on the errors that occurred in a fiscal year audited by the Predecessor Auditor. At this time, the Company does not plan to amend any other previously filed reports as a result of the matters identified in this Current Report on Form 8-K. The restatement does not impact the Company's current cash position, cash flow or liquidity.
As fully described in the Company's 2022 Form 10-K, Management identified a material weakness in the Company’s internal control over financial reporting during the fiscal year ended June 25, 2022 specific to its account reconciliation process (the "Material Weakness") and determined that the Company’s internal control over financial reporting was not effective as of June 25, 2022. It is in the execution of the measures implemented by the Company's management to remediate the Material Weakness that the error corrections disclosed herein were identified. However, the Material

Weakness will not be considered fully remediated until the new remediation control procedures are implemented for a sufficient period of time and Management has concluded that these controls are operating effectively as designed.
The preliminary evaluation provided above is subject to the completion of the Company’s restatement analysis and financial close and reporting process. While the Company believes that the foregoing description fairly represents the expected impact of the restatement on the Company’s results of operations for the Prior Periods, additional material weaknesses may be identified, further adjustments may arise, including with respect to changes on the Company’s balance sheet, and the restated financial statements for the Prior Periods will reflect any such additional adjustments.
Forward-Looking Statements
This Current Report on Form 8-K includes “forward-looking statements,” which may be identified by the use of words such as “anticipates,” “will,” “believes,” “intends,” “plans,” “expects” and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. These forward-looking statements include statements and expectations about the Company’s results, identification of errors in previous filings and the timing and impact thereof; the anticipated impact of certain accounting errors and related matters on our results of operations and financial condition; the scope and number of material weaknesses in internal control over financial reporting and their potential impact; and the anticipated future performance of our businesses. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, without limitation, risks related to the timely and correct completion of the restatement and related filings; identification of errors in our financial reporting in the future that require us to restate previously issued financial statements, which may subject us to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of our financial statements; the risk that additional information may become known prior to the expected filing with the SEC of the periodic reports described herein or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the corrected or future periodic reports with the SEC; risks related to changes in the effects of the restatement on the Prior Reports or financial results; risks related to higher than expected charges after completing the restatement process; risks related to delays in the filing of the Company’s Quarterly Report on Form 10-Q for the period ended March 25, 2023; risks related to our ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of our financial reporting; risks related to the Company’s plans to remediate any control and procedures deficiencies; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; our ability to become current with our SEC periodic reporting requirements; our ability to effectively implement our business strategies and manage the risks in our business; the reactions of the marketplace to the foregoing; litigation and potential governmental investigations or proceedings arising out of or related to accounting and financial reporting matters; general business, economic and political conditions as well as those risks and uncertainties described in the sections entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the SEC and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. The Company disclaims any obligation to update or correct any forward-looking statements made herein due to the occurrence of events after the issuance of this report except as required under federal securities laws.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 22, 2023	MEDMEN ENTERPRISES INC

	/s/ Ana Bowman	Ana Bowman
	By:	Ana Bowman
	Its:	Chief Financial Officer
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